GI Dynamics, Inc. (ASX.GID) Pioneering treatment for type 2 diabetes /obesity without invasive surgery Q3 2016 Shareholder Update Focused on the Patient Exhibit 99.1

Important Notice Currency References Financial amounts in this presentation are expressed in US Dollars, except where specifically noted. Forward-Looking Statements This presentation contains forward-looking statements concerning: our development and commercialization plans; our potential revenues and revenue growth, costs, excess inventory, profitability and financial performance; our ability to obtain reimbursement for our products; our clinical trials, and associated regulatory submissions and approvals; the number and location of commercial centers offering the EndoBarrier®; and our intellectual property position. These forward-looking statements are based on the current estimates and expectations of future events by the management of GI Dynamics, Inc. as of the date of this presentation and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks associated with the possibility that clinical trials will not be successful or confirm earlier results; risks associated with obtaining funding from third parties; risks relating to the timing and costs of clinical trials, the timing of regulatory submissions, the timing, receipt and maintenance of regulatory approvals, the timing and amount of other expenses, and the timing and extent of third-party reimbursement; risks associated with commercial product sales, including product performance; competition; risks related to market acceptance of products; intellectual property risks; risks related to excess inventory; risks related to assumptions regarding the size of the available market, benefits of our products, product pricing, timing of product launches, future financial results and other factors including those described in our filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law. Disclaimer This presentation and any supplemental materials have been prepared by GI Dynamics, Inc. based on available information. The information contained in this presentation is an overview and does not contain all information necessary to make an investment decision. Although reasonable care has been taken to ensure the facts stated in this presentation are accurate and that the opinions expressed are fair and reasonable, no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, or correctness of such information and opinions and no reliance should be placed on such information or opinions. To the maximum extent permitted by law, none of GI Dynamics, Inc., or any of its members, directors, officers, employees, or agents or advisors, nor any other person accepts any liability whatsoever for any loss, however arising, from the use of the presentation or its contents or otherwise arising in connection with it, including, without limitation, any liability arising from fault or negligence on the part of GI Dynamics, Inc. or any of its directors, officers, employees or agents. EndoBarrier® is not available for sale in the United States (OUS patients in data are disclosed).

Corporate Priorities- from Q2 16

	Priority	Status
1	**Modify Cost Structure.** We will implement a leaner, more efficient cost structure by cutting expenses to extend our cash runway.	• **Completed; will always be ongoing** • **Extended cash runway by ~12 months**
2	**Rebuild Team.** As CEO, I will appoint a new chief financial officer and chief compliance officer (responsible for clinical, regulatory, and quality), in addition to adding other experienced team members.	**Completed; will assess the need for new hires moving forward**
3	**Develop Clinical Data and Core Science.** We will continue to support investigator-initiated studies around the world in addition to our internal analysis of the safety and efficacy of EndoBarrier therapy.	**Ongoing, completed significant research** **Full review of safety profile**
4	**Focus Revenue Efforts.** We will focus on strategic commercial centers outside the United States.	**Working towards reimbursement, supporting clinical studies, positioning for future revenue**
5	**Improve Regulatory Relationships.** We will collaborate with the FDA to review lessons learned as we design our next EndoBarrier therapy trial, engage with our European Notified Body and the TGA in Australia to refine our post-market surveillance.	• **Multiple legacy issues addressed** • ***TGA cancellation*** • **Focused on new FDA study design within current financing**

Progress Toward Achieving Key Goals Q3 marked continued progress toward achieving key goals in 2016: Continued reduction in operating expenses and cash burn, resulting in a much healthier balance sheet as we head into 2017. Continue to clean up and resolve legacy issues, restructure the company Current cash runway extends through Q3 2017, giving the company ample time and space to focus on clinical and regulatory priorities. Recently announced positive data from the EndoBarrier German registry demonstrate improved outcomes in both A1C and weight reduction, and reinforce the safety profile of our device FDA Communication initiated

3Q 2016 Results Expected reductions in revenues in the comparative periods. Significant reductions in operating expenses – 60+% in both three and nine month periods. Primarily due to conclusion of ENDO trial, significant reduction in headcount and lower professional services costs for the comparative periods.

Rolling Quarterly Results Q3 Non-recurring costs: $340k employee departures ($220k) write-off of remaining base rent at 25 Hartwell ($111k) Cash sufficient to carry operations through Q3 2017 based on current and expected future expense reductions. Reducing cash burn further from Q2 avg. of $1 million per month. Rolling Quarterly

Simplified Treatment Options Lifestyle, Diet & Exercise Pharmacotherapy Surgery $10,000 / treatment Fills a “Treatment Gap” In the market $15,000 per year Lower Risk Oral Therapy Insulin Therapy Higher Risk $10,000 per year $30,000 / surgery Bariatric Surgery EndoBarrier

Progression of Type 2 Diabetes & Obesity OBESITY DIABETES TYPE 2 DIABETES + OBESITY Combination Therapy Principle Type 2 Diabetes Treatment Options EndoBarrier Target Avoid Insulin 1 INSULIN 0™ 2 Prep for Bariatric Surgery 3

Type 2 Diabetes Treatment Options

	Diet & Exercise	Pharmacotherapy		Open Surgery
Type	Running Shoes / Fitbit Weight Watchers	GLP-1	Insulin	• RYGB: Roux–en–Y • Sleeve Gastrectomy • LAGB: Gastric Banding
Cost	~$1k Annual	$8k - $15k Annual		$30k One-time
Efficacy	Limited ENDO Sham control: • 0.4% HbA1c ↓ • 2.4kg ↓	1-1.5% HbA1c ↓ Weight Loss	HbA1c ↓ + 1.5 Kg ↑	HbA1c ↓ Weight ↓
Safety	n/a	**Mortality** *"A 19% increase in all cause mortality and a 43% increase in cardiovascular mortality cannot be excluded."*		**Mortality: .1 - .4%**
		• Cardiovascular • Hypertension • Dyslipidemia	• Acute/hemorrhagic necrotizing • Pancreatitis • C-cell Thyroid cancer • Acute hypoglycemia • Renal impairment • Edema/Heart failure • Genitourinary Infections	• Perforation • Bleeding • Erosion • Intra-abdominal abscess • Port-site complication • Dehiscence / Leakage

Unaddressed Clinical/Medical Need

"TREATMENT GAP"

Type 2 Diabetes Treatment Options

gi Dynamics

	Diet & Exercise	Pharmacotherapy		Minimally Invasive Procedure (endobarrier)	Open Surgery
Type	Running Shoes / Fitbit Weight Watchers	GLP-1	Insulin	Diabetes Control / Weight Loss endobarrier®	• RYGB: Roux-en-Y • Sleeve Gastrectomy • LAGB: Gastric Banding
Cost	~$1k Annual	$8k - $15k Annual		$10,000 per treatment	$30k One-time
Efficacy	Limited ENDO Sham control: • 0.4% HbA1c ↓ • 2.4kg ↓	1-1.5% HbA1c ↓ Weight Loss	HbA1c ↓ + 1.5 Kg ↑	~1.1 > 2% HbA1c ↓ 8-13+ kg weight ↓	HbA1c ↓ Weight ↓
Safety	n/a	Mortality: "A 19% increase in all cause mortality and a 43% increase in cardiovascular mortality cannot be excluded."		• Hepatic Abscess: • OUS + ENDO: 0.9% • OUS: 0.8% • Bleeding: 1.5% • Intolerance: 1.6%	Mortality: .1 - .4%
		• Cardiovascular • Hypertension • Dyslipidemia	• Acute/hemorrhagic necrotizing • Pancreatitis • C-cell Thyroid cancer • Acute hypoglycemia • Renal impairment • Edema/Heart failure • Genitourinary infections		• Perforation • Bleeding • Erosion • Intra-abdominal abscess • Port-site complication • Dehiscence / Leakage

Diabetes Control / Weight Loss

endobarrier®

Fills the "Treatment Gap"

- → Minimally Invasive
- → Treats obesity & T2D
- → Less costly over time
- → Potential of implant again
- → Minimal risks in comparison

12 Months After HbA1c 49 mmol/mol (6.6%) Weight 64.2 kg BMI 24.46 kg/m2 Insulin 0 units Before HbA1c 128 mmol/mol (13.9%) Weight 102 kg BMI 39.3 kg/m2 (Obese BMI) Insulin 260 units Cumulative Results HbA1c Loss: Weight Loss: Daily Insulin: 7.4 37.8 -260 7.3% A1c 37.8 kg Normal BMI No Insulin needed % kg units EndoBarrier Treatment Effect

12 Months After Before HbA1c 109 mmol/mol (12.1%) Weight 136.9 kg BMI 44.7 kg/m2 HbA1c 58 mmol/mol (7.5%) Weight 115.0 kg BMI 37.6 kg/m2 4.6% A1c 21.9 kg 7.1 BMI Cumulative Results HbA1c Loss: Weight Loss: Daily Insulin: 11.9 59.7 -260 % kg units EndoBarrier Treatment Effect

12 Months After Before HbA1c 77 mmol/mol (9.2%) Weight 105.6 kg BMI 35.3 kg/m2 Insulin 100 units HbA1c 40 mmol/mol (5.8%) Weight 80.0 kg BMI 26.7 kg/m2 Insulin 0 units 3.4% A1c 25.6 kg 8.6 BMI Cumulative Results HbA1c Loss: Weight Loss: Daily Insulin: 15.3 85.3 -360 % kg units EndoBarrier Treatment Effect

12 Months After Before HbA1c 61 mmol/mol (7.7%) Weight 86.6 kg BMI 35.1 kg/m2 Obstructive Sleep Apnea / CPAP HbA1c 43 mmol/mol (6.1%) Weight 65.6 kg BMI 26.2 kg/m2 No sleep Apnea, NO CPAP 1.6% A1c 21.0 kg Cumulative Results HbA1c Loss: Weight Loss: Daily Insulin: 16.9 106.3 -360 % kg units 8.9 BMI No CPAP EndoBarrier Treatment Effect

12 Months After Before HbA1c 76 mmol/mol (9.1%) Weight 116.4 kg BMI 38.0 kg/m2 Insulin 42 units / Ambulatory O2 HbA1c 49 mmol/mol (6.6%) Weight 88 kg BMI 28.8 kg/m2 Insulin 0 units / No O2 2.5% A1c 28.4 kg 9.2 BMI Cumulative Results HbA1c Loss: Weight Loss: Daily Insulin: 19.4 134.7 -402 % kg units EndoBarrier Treatment Effect

EndoBarrier Treatment Effect 12 Months After Before HbA1c 70 mmol/mol (8.6%) Weight 82.9 kg BMI 33.6 kg/m2 HbA1c 51 mmol/mol (6.8%) Weight 62.2 kg BMI 24.7 kg/m2 1.8% A1c 20.7 kg Normal BMI Cumulative Results HbA1c Loss: Weight Loss: Daily Insulin: 21.2 155.4 -402 % kg units

> 241m Patient Treatment Opportunity EndoBarrier Treatment Cohorts >1.25% HbA1c High Responder 41% 31% 11% 17% 137m 104m 37m 57m Reduction HbA1c: 0.5% - 1.25% 0.1% - .5% <0.1% Responder Low Responder Non-Responder % ENDO Trial * patients in each cohort 335m T2D + obese patients in 2030 >40% of ENDO patients achieved very high HbA1c reduction < 20% of ENDO patients are non-responders * ENDO Trial (“A Randomized, Multicenter, Pivotal Efficacy and Safety Study Comparing the EndoBarrier® Gastrointestinal Liner vs. Sham for Glycemic Improvement in Inadequately-Controlled Obese Type 2 Diabetic Subjects on Oral Anti-Diabetes Agents,” conducted under FDA IDE G090144 between January 2013 and February 2016)

Comprehensive Clinical Evidence WW

Total Devices Shipped WW
3,700

ABCD EndoBarrier® / Victoza® — 70
UK: Ryder
HbA1c, weight

CV Inflammation Biomarkers — 45
GERMANY: Seufert
Biomarker measures

EndoMetab — 90
FRANCE: Pattou
HbA1c, weight, Metabolic

ABCD T2D + Obesity — 160
UK: Teare
HbA1c, weight

ENDO: T2D + Obesity — 201/325
USA: study team
HbA1c, weight

ABCD 10 Yr. CV Risk — 70
UK: Hayee
CV risk metrics

EndoBarrier NAFLD — 45
GERMANY: Laubner
NFS

Predictors of EndoBarrier efficacy — 30
CZECH: Benes
markers



ABCD EndoBarrier® NAFLD — 8
UK: Hayee
NFS, HbA1c

Adolescent Obesity — 20
SLOVENIA: Battelino
Weight, BMI

NASH, Fat Absorption — 40
AUSTRALIA: Holtmann
Weight, NFS

Germany Registry — 305
Safety & Efficacy
305 entered
Releasing data ‘16

ABCD Global Registry
EndoBarrier Safety & Efficacy
QC complete
Initiating site recruitment and data entry

10-3 Registry — 240
Safety & Efficacy
240 entered
Completed

German EndoBarrier Registry Data Announced at EASD 243 patients included>300 now enrolled 12 month data Type 2 Diabetes: HbA1c 1.3% reduction on absolute mean basis8.5% à 7.2% Insulin dropped 42% on mean basis Antidiabetic medication dropped in 78% of patients Obesity Weight Loss 15 kg mean Excess Weight Loss 29% of excess weight Safety Hepatic Abscess rate1.7%(4/243) Severe Bleeding0.4% The registry is supported by a grant from GI Dynamics with no access by the company to non-published or primary results. GI Dynamics has no influence on analysis of the registry results. “Patients significantly benefitted from improvement of HbA1c, reduction of antidiabetic medication, reduction of weight and were able to improve obesity-associated comorbidities” Dr. Nina Riedel, University Hospital Hamburg-Eppendorf

New Approach to Marketing

Strategy à Maximize Shareholder Value US Regulatory Clearance Re-engage with FDA Secure agreement for new study Initiate enrollment OUS Clinical & Reimbursement Continue supporting clinical operations Drive for reimbursement in target markets Continue to refine scientific understanding of EndoBarrier and improve safety profile Revenue in Targeted Markets Once clinical support and reimbursement are in place Appropriately capitalize Proper financings coupled with lean spend environment à healthy balance sheet Opportunistic business development

Continuing Momentum into 2017 Key milestones in the remainder of 2016 and 2017 include: Launch GID Scientific Advisory Board, which will aid development of both clinical and commercial strategies. Finalize plans and protocol for US IDE. Commence enrollment in US IDE trial. Capital raise to secure funding for executing US clinical and commercial plans. Continue to develop reimbursement options.

Investment Opportunity Unique implant for treating the large unmet need of type 2 diabetes and obesity Significant efficacy in glucose control, weight loss and other risk factors Less invasive therapy with advantageous cost-benefit profile Substantial commercial & clinical experience > 3,700 shipped New team rebuilding confidence Significant upside potential